EXHIBIT 4.1

02477

COMMON STOCK

NUMBER

AN

INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND THE COMMONWEALTH OF VIRGINIA

COMMON STOCK

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

Atmos Energy Corporation

CUSIP 049560 10 5

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

Atmos Energy Corporation (the "Company"), transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.

Witness the signatures of the Company's duly authorized officers.

Dated

ATMOS energy

Atmos Energy Corporation

BY

CORPORATE SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

AMERICAN BANK NOTE COMPANY.

Stock Certificate CUSIP 049560 10 5

ATMOS ENERGY CORPORATION
     Set forth below is the designation of each class of shares which the Company is authorized to issue. The preferences, limitations and relative rights of each class of shares and each series thereof are set forth in the Articles of Incorporation of the Company, as amended, the Bylaws and resolutions of the Board of Directors filed or which may be filed from time to time with the Secretary of State of the State of Texas and the Corporation Commission of the Commonwealth of Virginia. Preemptive rights of the holders of all shares are denied by the Articles of Incorporation of the Company. This certificate and the shares represented hereby are issued and shall be held subject to said Articles of Incorporation, Bylaws and resolutions of the Board of Directors, all of which are incorporated herein by reference and to all of which the holder hereof, by acceptance of this certificate, assents. The Company will upon request to its Secretary at its principal place of business or registered office, furnish any shareholder, without charge, a copy of the portion of the Articles of Incorporation or other instruments containing the designations, preferences, limitations and relative rights of all classes of shares and each series thereof.
     The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT –	Custodian
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants in common		Act (State)
Additional abbreviations may also be used though not in the above list.
     For Value Received,                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.	→		(SIGNATURE)
X

(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKBROKERS. SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: